[THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.]

              SUBJECT TO COMPLETION
     PRELIMINARY PROSPECTUS DATED OCTOBER 24, 2001



             [MANAGERS AMG FUNDS LOGO]
          [RORER ASSET MANAGEMENT, LLC LOGO]

               RORER LARGE-CAP FUND
               RORER MID-CAP FUND
            _____________________
                  PROSPECTUS
           DATED __________, 2001
_____________________________________________________________

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                   TABLE OF CONTENTS
                                                          Page
                                                          ----
KEY INFORMATION                                            1
  Summary of the Goals, Principal Strategies and
  Principal Risk Factors of the Funds                      1
FEES AND EXPENSES OF THE FUNDS                             4
  Fees and Expenses                                        4
  Example                                                  5
RORER LARGE-CAP FUND                                       6
  Objective                                                6
  Principal Investment Strategies                          6
  Should You Invest in this Fund?                          7
RORER MID-CAP FUND                                         8
  Objective                                                8
  Principal Investment Strategies                          8
  Should You Invest in this Fund?                          9
MANAGERS AMG FUNDS                                        10
PAST PERFORMANCE OF RORER                                 11
YOUR ACCOUNT                                              14
  Minimum Investments in the Funds                        14
HOW TO PURCHASE SHARES                                    15
DISTRIBUTION PLAN                                         15
HOW TO SELL SHARES                                        16
INVESTOR SERVICES                                         17
OPERATING POLICIES                                        17
ACCOUNT STATEMENTS                                        18
DIVIDENDS AND DISTRIBUTIONS                               18
TAX INFORMATION                                           18
CONTACT INFORMATION                                       19
ADDITIONAL INFORMATION                                    20

                          KEY INFORMATION
This Prospectus contains important information for anyone interested in investing in the RORER LARGE CAP FUND (the "Large-Cap Fund") and/or the RORER MID-CAP FUND (the "Mid-Cap Fund" and, together with the Large-Cap Fund, the "Funds"), each a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK
FACTORS OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


FUND                 GOAL               PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
----                 ----               --------------------                  ----------------------
Large-Cap          Long-term           Primarily invests in common stocks     Market Risk
Fund               capital             of U.S. large-capitalization           Management Risk
                   appreciation        companies that Rorer believes          Sector Risk
                                       demonstrate attractive relative        Value Stock Risk
                                       valuations and the potential for       Capitalization Stock
                                       positive earnings momentum                Risk

                                       Invests in companies that, at the
                                       time of purchase, have market
                                       capitalizations over $10 billion

                                       Ordinarily invests in high-quality,
                                       out-of-favor companies that are
                                       selected from all sectors of the
                                       market based on a bottom-up
                                       analysis of each company's
                                       fundamentals
_______________________________________________________________________________________________________
Mid-Cap            Long-term           Prinmarily invests in common stocks    Market Risk
Fund               capital             of U.S. mid-capitalization             Management Risk
                   appreciation        companies that Rorer believes          Sector Risk
                                       demonstrate attractive relative        Value Stock Risk
                                       valuations and the potential for       Capitalization Stock
                                       positive earnings momentum                Risk

                                       Invests in companies that, at the
                                       time of purchase, have market
                                       capitalizations between $1 billion
                                       and the top end of the capitalization
                                       range of the S&P 400 MidCap Index

                                       Ordinarily invests in high-quality,
                                       out-of-favor companies that are
                                       selected from all sectors of the
                                       market based on a bottom-up
                                       analysis of each company's
                                       fundamentals


All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund in which you are investing. The following is a discussion of the principal risk factors of the Funds.

CAPITALIZATION STOCK RISK

Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Mid-Cap Fund may underperform other stock funds (such as large-company stock funds) when stocks of medium-sized companies are out of favor.
Similarly, the Large-Cap Fund may underperform other stock funds (such as a mid-cap or a small-cap fund) when stocks of larger-sized companies are out of favor.

MARKET RISK

The Funds are subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Funds' portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Funds' investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK

The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Funds to underperform other funds with similar objectives. The success of a Fund's investment strategy depends significantly on the skill of Rorer Asset Management, LLC ("Rorer") in assessing the potential of the securities in which the Fund invests. Rorer will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

VALUE STOCK RISK

"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.


                    FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)	                     None
Maximum Deferred Sales Charge (Load)	                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Other Distributions	                                 None
Maximum Account Fee	                                       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                            LARGE-CAP             MID-CAP
                                              FUND                 FUND
                                            ---------             -------
Management Fee                                0.85%                0.85%
Distribution (12b-1) Fees                     0.25%                0.25%
Other Expenses                                0.37% (1)            0.37% (1)
                                              -----                -----
Total Annual Fund Operating Expenses          1.47%                1.47%
Fee Waiver and Reimbursement                  0.07% (2)            0.07% (2)
                                              -----                -----
Net Annual Fund Operating Expenses            1.40%                1.40%
                                              =====                =====

(1) Because the Funds are new, the "Other Expenses" of the Funds are based on annualized projected expenses and average net assets for the fiscal year ending October 31, 2002.

(2) The Managers Funds LLC and Rorer have contractually agreed, for a period of not less than eighteen (18) months, to limit Net Annual
    Fund Operating Expenses to 1.40% of the average daily net assets of the Large-Cap Fund and the Mid-Cap Fund, subject to later reimbursement by each respective Fund in certain circumstances. See "Managers AMG Funds."

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


                                1 YEAR               3 YEARS
                                ------               -------
Large-Cap Fund                   $143                 $456
Mid-Cap Fund                     $143                 $456

The example reflects the impact of each Fund's contractual expense limitation for the initial eighteen (18) month period covered by the Example.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

                           RORER LARGE-CAP FUND

OBJECTIVE

The Large-Cap Fund's investment objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Large-Cap Fund invests at least 80% of its net assets in common stocks of U.S. large-capitalization companies. The term "large-capitalization companies" refer to companies that, at the time of purchase, have market capitalizations over $10 billion. Rorer selects stocks that it believes demonstrate attractive relative valuations and the potential for positive earnings momentum. Ordinarily, the Large-Cap Fund will invest in high quality, out of favor companies from all sectors of the market based on a bottom-up analysis of each company's fundamentals.

Rorer serves as sub-adviser to the Large-Cap Fund. Rorer's investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately 75 top investment candidates. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials and competitive positioning, good management, and good earnings visibility with sustainable future growth. Although Rorer's stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

The Large-Cap Fund will hold the stocks of approximately 30 to 40 companies. Ordinarily, the Fund will not invest more than 3% of its assets (at cost) in any single company (referred to as a "full position"). In addition, ordinarily the Fund will not invest more than 20% of its assets (at cost) in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 500 Composite Stock Price Index (the "S&P 500") or 3 full positions. As a risk reducing measure, a company's position will be pared back once its valuation, due to market appreciation, reaches
5 to 6 percent of the total value of the Fund.

If the Large-Cap Fund owns a full position in a stock and its price declines 15% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 500, the stock will be sold. Ordinarily, if the Large-Cap Fund owns less than a full position in a stock and its price declines 15% from the average cost relative to the S&P 500, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or if its fundamentals deteriorate. Also, a stock may be sold to maintain sector, industry, and/or position weighting guidelines.

For temporary defensive purposes, the Large-Cap Fund may invest, without limit, in cash or quality short-term debt securities, including repurchase agreements. To the extent that the Large-Cap Fund is invested in these instruments, the Large-Cap Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

This Fund MAY be suitable if you:

* Are seeking an opportunity for some equity returns in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*  Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*  Are seeking stability of principal

*  Are investing with a shorter time horizon in mind

*  Are uncomfortable with stock market risk

*  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                     RORER MID-CAP FUND

OBJECTIVE

The Mid-Cap Fund's investment objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Mid-Cap Fund invests at least 80% of its net assets in common stocks of U.S. mid-capitalization companies. The term "mid-capitalization companies" refers to companies that, at the time of purchase, have market capitalizations between $1 billion and the upper limit of the S&P 400 MidCap Index (the "S&P 400").
Rorer selects stocks that it believes demonstrate attractive relative valuations and the potential for positive earnings momentum. Ordinarily, the Mid-Cap Fund will invest in high quality, out of favor companies from all sectors of the market based on a bottom-up analysis of each company's fundamentals.

Rorer serves as sub-adviser to the Mid-Cap Fund. Rorer's investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately
75 top investment candidates in the mid-cap market. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials and competitive positioning, good management, and good earnings visibility with sustainable future growth. Although Rorer's stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

The Mid-Cap Fund will hold the stocks of approximately 25 to 35 companies. Ordinarily, the Fund will not invest more than 4% of its assets (at cost) in any single company (referred to as a "full position"). In addition, ordinarily the Fund will not invest more than 20% of its assets (at cost) in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 400 or 3 full positions. As a risk reducing measure, a company's position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

If the Mid-Cap Fund owns a full position in a stock and its price declines 20% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 400, the stock will be sold. Ordinarily, if the Mid-Cap Fund owns less than a full position in a stock and its price declines 20% from the average cost relative to the S&P 400, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or because of substantial relative price appreciation under the Mid-Cap Fund's maximum market cap restrictions. Stocks are also reviewed for possible sale if fundamentals deteriorate or to maintain sector, industry, and/or position weighting guidelines.

For temporary defensive purposes, the Mid-Cap Fund may invest, without limit, in cash or quality short-term debt securities, including repurchase agreements. To the extent that the Mid-Cap Fund is invested in these instruments, the Mid-Cap Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*  Are seeking exposure to equity markets

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*  Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*  Are seeking stability of principal

*  Are investing with a shorter time horizon in mind

*  Are uncomfortable with stock market risk

*  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                        MANAGERS AMG FUNDS

Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Rorer Large-Cap Fund and Rorer Mid-Cap Fund are two of the Funds in the Fund family.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 40 Richards Avenue, Norwalk, CT 06854, serves as investment manager to the Funds and is responsible for each Fund's overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Rorer, the sub-adviser of the Funds and, when appropriate, evaluates any potential new asset managers for the Fund family. TMF is a subsidiary of Affiliated Managers Group, Inc. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of TMF, serves as the distributor for each Fund.

Rorer has day-to-day responsibility for managing each Fund's portfolio. Rorer, located at 1650 Market Street, Suite 5100, Philadelphia, PA 19103, is the successor firm to Rorer Asset Management, which was formed in 1978. Affiliated Managers Group, Inc. indirectly owns a majority interest in Rorer. As of June 30, 2001, Rorer had assets under management of approximately
$12.5 billion.

Edward C. Rorer, James G. Hesser and Clifford B. Storms, Jr. are the portfolio managers for the Large-Cap Fund and the Mid-Cap Fund. Mr. Rorer is the Chairman and Chief Investment Officer of Rorer and is the founder of the firm. Mr. Hesser is the President and Chief Operating Officer of Rorer, positions that he has held since 1990. Mr. Storms is the Executive Vice President and Director of Research of Rorer, positions that he has held since 1990. A team of senior analysts works closely with the Investment Committee in evaluating and selecting stocks for each Fund.

Each Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as sub-adviser. Under its investment management agreement with each Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager has contractually agreed, for a period of not less than eighteen (18) months, to waive fees and pay or reimburse each Fund to the extent total expenses of the Fund exceed 1.40% of the Fund's average daily net assets. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.40% of the Fund's average daily net assets.
In addition to any other waiver or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

                      PAST PERFORMANCE OF RORER

The table below sets forth the investment performance for the periods indicated of discretionary, commission accounts managed by Rorer with investment objectives, policies and strategies substantially similar to those of the Large-Cap Fund (the "Large-Cap Composite") and those of the Mid-Cap Fund (the "Mid-Cap Composite"). The Large-Cap Composite excludes accounts of less than $100,000. For periods prior to April 1, 1999, the Mid-Cap Composite includes discretionary wrap accounts. Each Composite represents an asset-weighted composite of the internal rates of return for all such accounts during each period indicated and has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 1.40%, which is the expense ratio of each Fund, net of contractual waivers and reimbursements. The chart illustrates how the performance of the Large-Cap Composite and the Mid-Cap Composite has varied over the past ten years and five years, respectively, assuming that all dividend and capital gain distributions have been reinvested.

The table compares the Large-Cap Composite's performance to the S&P 500 and the Mid-Cap Composite to the S&P 400. Although used as a benchmark, the performance of the S&P 500 and the S&P 400 may not be comparable to the Large-Cap Composite and the Mid-Cap Composite, respectively, because, unlike the performance of each Composite, the performance of the S&P 500 and the S&P 400 has not been adjusted for any fees or expenses.

                           LARGE-CAP         S&P 500        MID-CAP           S&P 400
                           COMPOSITE          INDEX        COMPOSITE           INDEX
                           ---------         -------       ---------          --------
Quarterly Returns
-----------------
  March 31, 2001             -13.56%         -11.86%        -4.68%            -10.77%
  June 30, 2001                2.23%           5.85%         1.52%             13.16%
  September 30, 2001         -11.34%         -14.68%       -12.04%            -16.57%
Total Annual Return -
  2001 YTD                   -21.65%         -20.39%       -14.88%            -15.76%

Quarterly Returns
-----------------
  March 31, 2000               8.55%           2.29%         9.86%             12.69%
  June 30, 2000                1.12%          -2.66%         6.74%             -3.30%
  September 30, 2000           4.60%          -0.97%         8.49%             12.15%
  December 31, 2000           -6.36%          -7.82%         4.21%             -3.85%
Total Annual Return -
  2000                         7.50%          -9.10%       -32.60%             17.51%

Quarterly Returns
-----------------
  March 31, 1999               1.23%           4.98%        -9.29%             -6.38%
  June 30, 1999                3.19%           7.05%        13.09%             14.16%
  September 30, 1999          -4.07%          -6.24%        -6.35%             -8.40%
  December 31, 1999           12.63%          14.88%        12.75%             17.19%
Total Annual Return -
  1999                        12.90%          21.04%         8.30%             14.72%

Quarterly Returns
-----------------
  March 31, 1998              13.93%          13.95%        11.97%             11.01%
  June 30, 1998                2.28%           3.30%        -4.11%             -2.14%
  September 30, 1998          -8.43%          -9.95%       -18.73%            -14.47%
  December 31, 1998           19.41%          21.30%        18.39%             28.19%
Total Annual Return -
  1998                        27.40%          28.58%         3.30%             19.12%

Quarterly Returns
-----------------
  March 31, 1997              -0.94%           2.68%         3.40%             -1.49%
  June 30, 1997               11.60%          17.46%        16.15%             14.70%
  September 30, 1997          10.99%           7.49%         9.76%             16.08%
  December 31, 1997            3.11%           2.87%        -1.30%              0.83%
Total Annual Return -
  1997                        26.50%          33.36%        30.10%             32.25%

Quarterly Returns
-----------------
  March 31, 1996               7.59%           5.37%         6.03%              6.16%
  June 30, 1996                0.63%           4.49%         3.52%              2.88%
  September 30, 1996           4.44%           3.09%         4.97%              2.91%
  December 31, 1996            5.08%           8.34%         1.37%              6.06%
Total Annual Return -
  1996                        18.80%          22.96%        16.80%             19.20%

                           LARGE-CAP         S&P 500        MID-CAP           S&P 400
                           COMPOSITE          INDEX        COMPOSITE           INDEX
                           ---------         -------       ---------          --------
Quarterly Returns
-----------------
  March 31, 1995              11.68%           9.74%
  June 30, 1995                5.16%           9.55%
  September 30, 1995           9.94%           7.95%
  December 31, 1995            6.90%           6.02%
Total Annual Return -
  1995                        38.00%          37.58%

Quarterly Returns
-----------------
  March 31, 1994              -1.33%          -3.79%
  June 30, 1994               -0.68%           0.42%
  September 30, 1994           3.53%           4.89%
  December 31, 1994           -2.54%          -0.02%
Total Annual Return -
  1994                        -1.10%           1.32%

Quarterly Returns
-----------------
  March 31, 1993               5.32%           4.37%
  June 30, 1993               -0.05%           0.49%
  September 30, 1993           3.96%           2.58%
  December 31, 1993            5.63%           2.32%
Total Annual Return -
  1993                        15.60%          10.08%

Quarterly Returns
-----------------
  March 31, 1992               3.28%          -2.53%
  June 30, 1992                1.07%           1.90%
  September 30, 1992           1.86%           3.15%
  December 31, 1992            5.77%           5.04%
Total Annual Return -
  1992                        12.50%           7.62%

Average Annual                                      Average Annual
Total Return:                                       Total Return:
1 Year                       -26.64%         -26.62%1 Year         -11.30%     -19.00%
3 Years                        4.32%           2.04%3 Years         13.11%      13.34%
5 Years                       10.00%          10.23%5 Years         10.74%      13.67%
10 Years                      13.15%          12.70%Since Inception
                                                     (1/1/96)       12.00%      14.08%

                                YOUR ACCOUNT
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE(NAV) PER SHARE next calculated after the Fund receives your order. Each Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York Time. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.

Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S. Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the applicable Fund or the Custodian bank will be accepted.

The following provides the minimum initial and additional investments in any Fund:


                          INITIAL INVESTMENT              ADDITIONAL INVESTMENT
                          -------------------             ----------------------
Regular accounts              $5,000                          $1,000
Traditional IRA                5,000                           1,000
Roth IRA                       5,000                           1,000

The Funds or the underwriter may, in their discretion, waive the minimum and initial investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

                          HOW TO PURCHASE SHARES

                                INITIAL PURCHASE                   ADDITIONAL PURCHASES
                                -----------------                  ---------------------
THROUGH YOUR INVESTMENT        Contact your investment            Send any additional monies to
ADVISOR                        advisor or other investment        your investment professional
                               professional.                      at the address appearing on
                                                                  your account statement.

ALL SHAREHOLDERS:
*BY MAIL                       Complete the account               Write a letter of instruction
                               application.                       and a check payable to
                                                                  Managers AMG Funds to:
                               Mail the application and a
                               check payable to Managers          Managers AMG Funds
                               AMG Funds to:                      c/o Boston Financial
                                                                  Data Services, Inc.
                               Managers AMG Funds                 P.O. Box 8517
                               c/o Boston Financial               Boston, MA 02266-8517
                               Data Services, Inc.
                               P.O. Box 8517                      Include your account # and
                               Boston, MA 02266-8517              Fund name on your check

*BY TELEPHONE                  Not Available                      If your account has already
                                                                  been established, call the
                                                                  Transfer Agent at (800) 252-
                                                                  0682.  The minimum
                                                                  additional investment is
                                                                  $1,000.

*BY INTERNET                   Not Available                      If your account has already
                                                                  been established, see our
                                                                  website at
                                                                  http://www.managersamg.com.
                                                                  The minimum additional
                                                                  investment is $1,000.

*Note:  Purchases made by check will have a 15 calendar day hold.

BY WIRE: Please call and notify the Fund at (800) 252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO
Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                              DISTRIBUTION PLAN

The Funds have adopted a distribution plan to pay for the marketing of shares of the Funds. Under the plan, the Board of Trustees has authorized payments at an annual rate of up to 0.25% of each Fund's average daily net assets to the Distributor for providing distribution services. Because fees for the marketing of each Fund's shares are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in such Fund and may cost more than other types of applicable sales charges.

                              HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's Transfer Agent receives your order. Each Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time.

                                                INSTRUCTIONS
                                                ------------
THROUGH YOUR INVESTMENT                   Contact your investment advisor or other investment
ADVISOR                                   professional.

ALL SHAREHOLDERS:
*BY MAIL                                  Write a letter of instruction containing:

                                          * the name of the Fund
                                          * dollar amount or number of shares to be sold
                                          * your name
                                          * your account number
                                          * signatures of all owners on account

                                          Mail letter to:

                                            Managers AMG Funds
                                            c/o Boston Financial Data Services, Inc.
                                            P.O. Box 8517
                                            Boston, MA 02266-8517

*BY TELEPHONE                             If you elected telephone redemption privileges on your
                                          account application, call us at (800) 252-0682.

*BY INTERNET                              See our website at http://www.managersamg.com.

Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

Telephone redemptions are available only for redemptions which are below
$25,000.

                        INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund.
You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of the Funds for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus of any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by Internet or through your investment advisor, bank or investment professional.

                         OPERATING POLICIES

A Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds are series of a "Massachusetts Business Trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Funds reserve the right to:

* redeem an account if the value of the account falls below $5,000 due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason;

* refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

* after prior warning and notification, close an account or a related account due to excessive trading; and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                         ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that you have received in your account, whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.

                     DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                       TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who;

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

                      [MANAGERS AMG FUNDS LOGO]

                [RORER ASSET MANAGEMENT, LLC LOGO]

                     RORER LARGE-CAP  FUND
                      RORER MID-CAP  FUND

INVESTMENT MANAGER
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISER
Rorer Asset Management, LLC
1650 Market Street, Suite 5100
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut  06854-2325

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
Attn:  Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski
*Interested Person

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

BY TELEPHONE:	1-800-835-3879

BY MAIL:		Managers AMG Funds
                  40 Richards Avenue
	            Norwalk, CT 06854

ON THE INTERNET:	Electronic copies are available on our website at
                  http://www.managersamg.com

A current Statement of Additional Information for each Fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION
IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE
SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS
STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL
THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY
THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT
PERMITTED.

                SUBJECT TO COMPLETION
     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                DATED OCTOBER 24, 2001



              [MANAGERS AMG FUNDS LOGO]

                 RORER LARGE-CAP FUND
                  RORER MID-CAP FUND
           -----------------------------------
           STATEMENT OF ADDITIONAL INFORMATION
                DATED __________, 2001
---------------------------------------------------------
     You can obtain a free copy of the Prospectus of the Rorer Large-Cap Fund (the "Large-Cap Fund") and the Rorer
Mid-Cap Fund (each a "Fund" and, collectively the "Funds") by calling (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus.
It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds' Prospectus.

                            TABLE OF CONTENTS
                                                                      Page
                                                                      ----
GENERAL INFORMATION                                                     1
ADDITIONAL INVESTMENT POLICIES                                          1
  Investment Techniques and Associated Risks                            1
  Diversification Requirements for the Funds                            2
  Fundamental Investment Restrictions                                   2
  Temporary Defensive Position                                          3
  Portfolio Turnover                                                    3
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                             4
  Trustees' Compensation                                                6
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                     6
  Control Persons                                                       6
  Management Ownership                                                  6
MANAGEMENT OF THE FUND                                                  6
  Investment Manager and Sub-Adviser                                    6
  Compensation of Investment Manager and Sub-Adviser by the Fund        7
  Fee Waivers and Expense Limitations                                   7
  Investment Management and Sub-Advisory Agreements                     7
  Reimbursement Agreement                                               9
  Code of Ethics                                                        9
  Distribution Arrangements                                             9
  Custodian                                                             9
  Transfer Agent                                                       10
  Independent Public Accountants                                       10
BROKERAGE ALLOCATION AND OTHER PRACTICES                               10
PURCHASE, REDEMPTION AND PRICING OF SHARES                             10
  Purchasing Shares                                                    10
  Redeeming Shares                                                     11
  Exchange of Shares                                                   12
  Net Asset Value                                                      12
  Dividends and Distributions                                          13
  Distribution Plan                                                    13
CERTAIN TAX MATTERS                                                    13
  Federal Income Taxation of Funds-in General                          14
  Taxation of the Funds' Investments                                   14
  Federal Income Taxation of Shareholders                              15
  Foreign Shareholders                                                 15
  State and Local Taxes                                                15
  Other Taxation                                                       15
PERFORMANCE DATA                                                       15
  Total Return                                                         15
  Performance Comparisons                                              16
  Massachusetts Business Trust                                         16
  Description of Shares                                                17
  Additional Information                                               18

                                (ii)

               GENERAL INFORMATION
     This Statement of Additional Information relates only to the Rorer Large-Cap Fund and the Rorer Mid-Cap
Fund. Each Fund is a series of shares of beneficial interest of Managers AMG Funds, a no load mutual fund family, formed as a Massachusetts business trust (the
"Trust").  The Trust was organized on June 18, 1999.

     This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

     The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as investment manager to the Funds and is responsible for the overall administration of the Funds. See "Management of the Funds."

         ADDITIONAL INVESTMENT POLICIES

     The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. Both Funds are diversified, open-end management investment companies.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The following are descriptions of the types of securities that may be purchased by the Funds. Also see
"Quality and Diversification Requirements of the Funds."

(1)	Common Stocks.  The Funds may invest in
common stocks. Common stocks are securities that represent a unit of ownership in a corporation. The
Funds' transactions in common stock represent "long" transactions where the Funds own the securities being sold, or will own the securities being purchased.

(2)	Cash Equivalents.  The Funds may invest in
cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     Bankers Acceptances. The Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become
"accepted" when a bank guarantees their payment upon maturity.

     Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

     Certificates of Deposit. The Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

     Commercial Paper. The Funds may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

     Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
The period of these repurchase agreements will be short, and at no time will the Funds enter into repurchase agreements for more than seven days.

     Repurchase agreements could have certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.  The Funds
may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement.
For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

     The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Funds will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

DIVERSIFICATION REQUIREMENTS FOR THE FUNDS

     Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the relevant Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     Each Fund may not:

(1)	Issue senior securities.  For purposes of
this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to
exceed 33 1/3% of the value of the Fund's total assets
(including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4)	Purchase or sell real estate, except
that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity
contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may
(i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)	With respect to 75% of its total assets,
purchase securities of an issuer (other than the U.S.
Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)	Invest more than 25% of its total assets in
the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

     Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File
Annual Reports with the Securities and Exchange
Commission.

TEMPORARY DEFENSIVE POSITION

     For temporary defensive purposes, the Funds may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Funds are invested in these instruments, the Funds will not be pursuing their investment objectives.

PORTFOLIO TURNOVER

     Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the relevant Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Funds.

     The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year.
Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

       BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust:
40 Richards Avenue, Norwalk, CT  06854.

JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His address is 595
Commonwealth Avenue, Boston, Massachusetts 02215. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions.  From 1990 to
1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans
Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and Managers
Trust II.  His address is 380 Gulf of Mexico Drive,
Longboat Key, Florida 34228.  His date of birth is
September 23, 1941.

SEAN M. HEALEY  - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October,
1999.  Director of Affiliated Managers Group, Inc. since
May 2001.  From April 1995 to October 1999, he was
Executive Vice President of Affiliated Managers Group,
Inc.  From August 1987 through March 1995, he served in a
variety of roles in the Mergers and Acquisitions
Department of Goldman, Sachs & Co., the last of which was
as Vice President.  His address is Two International
Place, 23rd Floor, Boston, Massachusetts 02110.  He has
served as a Trustee of the Trust since June 1999.  He
also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His date of birth is
May 9, 1961.
-------------------------
1	Mr. Healey is an "interested person" (as defined
      in the 1940 Act) of the Trust.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and
Managers Trust II.  His address is 1100 One Penn Center,
Philadelphia, Pennsylvania 19103. His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990.
Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His address is 1535
Delaware Street, Berkeley, California 94703-1281. His date of birth is June 5, 1958.

PETER M. LEBOVITZ - President; President and Chief
Executive Officer of The Managers Funds LLC.  From
September 1994 to April 1999, he was Managing Director of
The Managers Funds, L.P. (the predecessor to The Managers
Funds LLC).  President of Managers Distributors, Inc.
since December 2000. From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital
Management, Inc.  From April 1989 to June 1993, he was
Senior Vice President for Greenwich Asset Management,
Inc.  He also serves as President of The Managers Funds,
Managers Trust I and Managers Trust II. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Principal Accounting
Officer; Director of Finance and Planning of The Managers
Funds LLC (formerly The Managers Funds, L.P.) since
December 1994.  Treasurer and Principal Accounting
Officer of Managers Distributors, Inc. since December
2000.  From March 1990 to December 1994, he was a Vice
President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam
Companies, the last of which was Vice President. He also serves as Secretary and Treasurer of The Managers Funds,
Managers Trust I and Managers Trust II. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary; Vice President of
Affiliated Managers Group, Inc. since March 1999.
Director and Secretary of Managers Distributors, Inc.
since December 2000. From June 1998 to February 1999, he served in a general counseling capacity with Morgan
Stanley Dean Witter Investment Management Inc.  From
September 1994 to May 1998 he was an Associate with Ropes
& Gray.  His date of birth is October 23, 1965.

PETER M. MCCABE - Assistant Treasurer; Manager, Fund
Administration of The Managers Funds LLC (formerly The
Managers Funds, L.P.) since August 1995. From July 1994 to August 1995, he was a Portfolio Administrator at Oppenheimer Capital, L.P. He also serves as Assistant
Treasurer of The Managers Funds, Managers Trust I and
Managers Trust II. His date of birth is September 8,
1972.

LAURA A. PENTIMONE - Assistant Secretary; Manager, Legal and Compliance of The Managers Funds LLC (formerly The
Managers Funds, L.P.) since September 1997.  Assistant
Secretary of Managers Distributors, Inc. since December
2000. From August 1994 to June 1997, she was a law student. She also serves as Assistant Secretary of The
Managers Funds, Managers Trust I and Managers Trust II.
Her date of birth is November 10, 1970.

TRUSTEES' COMPENSATION

     COMPENSATION TABLE:



                    Aggregate        Aggregate                       Total Compensation
                   Compensation   Compensation from    Aggregate     from the Funds and
Name of            From the Mid-    the Large-Cap  Compensation from the Fund Complex
Trustee            Cap Fund (a)       Fund (a)        the Trust (a)  Paid to Trustees (b)
--------           -------------  ----------------  ---------------  -------------------
Jack W. Aber             $535           $535           $5,000             $31,000
William E. Chapman, II   $535           $535           $5,000             $31,000
Sean M. Healey           None           None            None                None
Edward J. Kaier          $535           $535           $5,000             $31,000
Eric Rakowski            $535           $535           $5,000             $31,000
____________________

(a)	Compensation is estimated for each Fund's fiscal
      year ended October 31, 2002.  The Funds do not
      provide any pension or retirement benefits for
      the Trustees.
(b)	Total compensation includes estimated compensation
      to be paid during the 12-month period ending
      October 31, 2002 for services as Trustees of The
      Managers Funds, Managers AMG Funds, Managers Trust
      I and Managers Trust II.

           CONTROL PERSONS AND PRINCIPAL
         HOLDERS OF SECURITIES CONTROL PERSONS

     As of __________, through its ownership of 100% of the shares of each Fund, Affiliated Managers Group, Inc.
("AMG") "controlled" (within the meaning of the 1940 Act) the Mid-Cap Fund and the Large-Cap Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund. No other person or entity owned shares of the Mid-Cap Fund or the Large-
Cap Fund.

MANAGEMENT OWNERSHIP

     As of __________, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Mid-Cap Fund.
     As of ___________, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Large-Cap Fund.

             MANAGEMENT OF THE FUND

INVESTMENT MANAGER AND SUB-ADVISER

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The
Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing
Member of the LLC.  AMG is located at Two International
Place, 23rd Floor, Boston, Massachusetts 02110.

     The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Funds under an investment management agreement with the Trust dated
October 19, 2000, as amended by subsequent Letter
Agreements (the

"Investment Management Agreement"), the Investment
Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment
Manager is used to pay the advisory fees of Rorer Asset
Management, LLC, the sub-adviser which manages the assets of each Fund (the "Sub-Adviser" or "Rorer"). The
Investment Manager receives no additional compensation from the Funds for its administration services. Rorer was selected by the Investment Manager, subject to the review and approval of the Trustees. Rorer is the successor firm to Rorer Asset Management which was formed in 1978. AMG indirectly owns a majority interest in Rorer. As of June 30, 2001, Rorer's assets under management totaled approximately $12.5 billion. Rorer's address is 1650 Market Street, Suite 5100, Philadelphia,
PA 19103.

     The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions.
Generally, the services which the Sub-Adviser provides to the Funds are limited to asset management and related record keeping services. The Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISER BY THE
FUND

     As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the respective Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Adviser is paid out of the fee the Investment
Manager receives from each Fund and does not increase the expenses of the Funds.

FEE WAIVERS AND EXPENSE LIMITATIONS

     The Investment Manager has contractually agreed, for a period of not less than eighteen (18) months, to limit total annual operating expenses for the Large-Cap Fund and the Mid-Cap Fund to 1.40%, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.

     The Investment Manager has decided to waive all or a portion of its fees from the Funds or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund's performance more competitive as compared to similar funds. The effect of the expense limitation in effect at the date of this Statement of Additional Information on the management fees which are expected to be payable by the Funds is reflected in the Expense Information located at the front of the Funds' Prospectus.

     In addition to any other waiver and/or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.
Shareholders will be notified of any change in the management fees of a Fund on or about the time that such fees or expenses become effective.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

     The Managers Funds LLC serves as investment manager to the Funds under the Investment Management Agreement.
The Investment Management Agreement permits the
Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment Management
Agreement, the Investment Manager has entered into a sub-advisory agreement with Rorer, dated _____________, 2001
(the "Sub-Advisory Agreement").

     The Investment Management Agreement and the Sub-
Advisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.
The Investment Management Agreement and the Sub-Advisory
Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Funds. The Investment Management Agreement and the
Sub-Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

     The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

* developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund's investment objectives and policies as set forth in the Trust's current
      Registration Statement;

* providing research and analysis relative to the investment program and investments of the Funds;

* determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

* making changes on behalf of the Trust in the investments of the Funds.

     Under the Sub-Advisory Agreement, Rorer is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.

     The Investment Management Agreement also provides that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment
Manager or its affiliates.

     The Funds pay all expenses not borne by their Investment Manager or Sub-Adviser including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust's independent
Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

     The Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Adviser to acquire for the Funds a position in any investment which any of the Sub-Adviser's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although the Sub-Adviser makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

REIMBURSEMENT AGREEMENT

     Under the Investment Management Agreement, the
Investment Manager provides a variety of administrative services to the Funds and, pursuant to the terms of a distribution agreement, Managers Distributors, Inc., a wholly-owned subsidiary of the Investment Manager, provides a variety of distribution-related services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment
Manager and Rorer, Rorer reimburses the Investment
Manager for the costs the Investment Manager bears in providing such services to the Funds.

CODE OF ETHICS

     The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The
Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and Managers
Distributors, Inc. (applicable to "access persons" of the Trust that are also employees of the Investment Manager) and the code of ethics of the Sub-Adviser (applicable to "access persons" of the Trust that are also employees of the Sub-Adviser). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

DISTRIBUTION ARRANGEMENTS

     Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, acts as the distributor in connection with the offering of each Fund's shares. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation. Pursuant to the Distribution Agreement and the Funds' Distribution Plan, the Trust pays a fee in the amount of 0.25% of the average daily net assets of each Fund for the services of the Distributor.

     The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The
Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities
(as defined in the 1940 Act) of a Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy,
Massachusetts, is the Custodian for the Funds.  The
Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Funds will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Funds' default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

TRANSFER AGENT

     Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent
(the "Transfer Agent") for the Funds.

INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

        BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisory Agreement provides that the Sub-Adviser place all orders for the purchase and sale of securities which are held in each Fund's portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

     The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

     The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. Generally, the Sub-Adviser does not provide any services to the Funds except portfolio investment management and related record-keeping services.

      PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

     Investors may open accounts with the Funds through their financial planners or investment professionals, or through the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The
Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The
Funds may from time to time make payments to such broker-dealers or processing organizations for certain record keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Trust's
Investment Manager and/or the Sub-Adviser.

     Purchase orders received by the Funds before 4:00 p.m. New York Time, c/o Boston Financial Data Services,
Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.
Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S.
Dollars on a U.S. bank.

     To ensure that checks are collected by the Trust, redemptions of shares which were purchased by check are not effected until the clearance of the check (i.e., 15 days after the date of purchase) unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers
Funds, The Managers Trust I or The Managers Trust II.
The 15-day holding period for redemptions would still apply to such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State
Street Bank and Trust Company will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

     Any redemption orders received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of trading on the New York Stock Exchange (the "NYSE") on that day.

     Redemption orders received after 4:00 p.m. New York
Time will be redeemed at the net asset value determined at the close of trading on the next Business Day.
Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders.

There is no redemption charge. Each Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund's shares in the account falls below $5,000 due to redemptions. Whether the Funds will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of the Funds and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check (i.e., 15 days). The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading on the NYSE is restricted by the SEC, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers
Funds, The Managers Trust I or The Managers Trust II without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Funds' minimum investment amount.
Shareholders should read the Prospectus of the series of Managers AMG Funds, The Managers Funds, The Managers
Trust I or The Managers Trust II that they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share.
Since exchanges are purchases of a series of Managers AMG
Funds, The Managers Funds, The Managers Trust I or The
Managers Trust II and redemptions of the Funds, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of Managers AMG Funds, The
Managers Funds, The Managers Trust I or The Managers
Trust II will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

     The Funds compute their Net Asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value of the Funds is equal to the value of the Funds (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the

NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

     The Funds declare and pay dividends and
distributions as described in the Prospectus.
If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN

     The Trust has adopted a "Plan of Distribution
Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Under the Distribution Plan, the
Board of Trustees has authorized payments to Managers
Distributors, Inc. which may not exceed on an annual basis 0.35% of the daily net assets of each Fund.

                 CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL

     Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although the Funds cannot give complete assurance that they will qualify to do so.
Accordingly, each Fund must, among other things, (a) derive at least 90% of gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If either Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of that Fund's current or accumulated earnings and profits.
Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of that Fund to the extent thereof.
Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Funds will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and their net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Funds that is subject to corporate tax will be considered to have been distributed by year end.
The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.
Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under
Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for the Funds to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions.  Certain of the
Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, and require inclusion of unrealized gains in the Funds' income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment.
Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as regulated investment companies.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     General. Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Funds' dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Funds' gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Funds pay the dividend during January of the following calendar year.

     Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.
Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

     Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Funds may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Funds' shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Funds by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Funds held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

STATE AND LOCAL TAXES

     The Funds may also be subject to state and/or local taxes in jurisdictions in which the Funds are deemed to be doing business. In addition, the treatment of the Funds and their shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

OTHER TAXATION

     The Funds are series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Funds continue to qualify as regulated investment companies under Subchapter M of the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds.

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P (1 + T) N = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
N = number of years

ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

PERFORMANCE COMPARISONS

     The Funds may compare their performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc.,
("Morningstar").  Lipper prepares the "Lipper Composite
Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.
Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Value Index, Russell 3000 Index, Wilshire 5000 Equity Index, Russell
3000 Growth Index, Russell 1000 Growth Index, Standard &
Poor's 500 Composite Stock Price Index, the Standard &
Poor's 400 Composite Stock Price Index or the Dow Jones
Industrial Average.

MASSACHUSETTS BUSINESS TRUST

     The Funds are series of a "Massachusetts Business
Trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds represent separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares
($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share.
Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See
"Massachusetts Business Trust" above.  Shares of the
Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office.
The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of six series of the Trust. The
Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto.
Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION

     This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor.
The Prospectus and this Statement of Additional
Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.